                        Fund for Government Investors
                             A MONEY MARKET FUND
                                Annual Report

                              December 31, 2001

-------------------------------------------------------------------------------

                                                              February 1, 2002

Dear Shareholders:


The Federal Reserve Board Open Market Committee ("FOMC") reduced the Federal Funds rate eleven times during 2001. The year started with a steeply inverted yield curve and ended with a normal yield curve. The rate reductions had the greatest impact on the short end of the curve. During the fourth quarter of 2001, rates on the 30-day T-Bill dropped from 2.125% to 1.64%. The Fund for Government Investors ("FGI") is heavily comprised of T-Bills with maturities less than 91 days and short-term FHLB holdings, thus FGI was directly impacted by the FOMC rate reductions. Our search for increased yield took us into a few FHLB holdings where we were able to obtain a pick up in our yield over Treasuries. On December 31, 2001, FGI's seven-day yield was 1.10%*.

The University of Michigan Index of Consumer Confidence level has begun to show some signs of recovery--rising from 85.8 in November to 88.8 in December. Retail sales fell less than expected in December and business in the fourth quarter was the best for any quarter in almost two years. At the same time, the Beige Book, a summary of current economic conditions, found a generally weak economy in its most recent survey, with scattered signs of both improvement and deterioration. The pickup in retail sales is a good sign, but at the same time we are seeing manufacturing and housing starts flat to down and soft unemployment. In general, it's a mixed bag.

Where do we go from here? 2002 should continue to be a year of consolidation as we ready ourselves for a recovery from the recession in 2001. It appears inflation will remain low throughout 2002 and the economic recovery may not be as robust as hoped. We do not think that either inflation, or the strength of the recovery, will warrant much of a rise in short-term rates. Interest rates may see little change over the next six months, with a nine-month view indicating a possibility of the 30-day T-Bill trading flat to up 1/2 point of where it is today.

FGI invests in short-term government securities and as such provides current income consistent with liquidity and preservation of capital. Thank you for your continued support.

Sincerely,

/s/ Betsy Piper/Bach

Betsy Piper/Bach
Portfolio Manager

--------
* Yields are for past periods and not intended to indicate future performance. An investment in the Fund is not insured or guarenteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about the Fund, including fees and expenses, call 1(800) 622-1386 for a free prospectus. Investing in the Fund involves certain risks that are fully discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

                                                 Fund for Government Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2001

                                                    Annualized
                                                 Yield on Date of      Value
  Payable at Maturity        Maturity Date           Purchase        (Note 1)
-------------------------------------------------------------------------------
United States Treasury Bills: 44.3%
$ 25,000,000............ January 24, 2002.....         2.16%        $24,965,580
  50,000,000............ January 31, 2002.....      2.03 - 2.04      49,915,312
  50,000,000............ February 14, 2002....         1.81          49,889,389
  25,000,000............ February 21, 2002....         1.88          24,933,417
  25,000,000............ March 21, 2002.......         2.22          24,878,209
                                                                    -----------
    Total United States Treasury Bills (Cost $174,581,907)......... 174,581,907
                                                                    -----------
Federal Home Loan Bank Discount Notes: 55.7%
  40,000,000............ February 20, 2002....         1.74          39,903,611
  25,000,000............ February 22, 2002....         1.72          24,937,708
  30,000,000............ March 6, 2002........         1.78          29,905,066
 100,000,000............ March 8, 2002........         1.79          99,672,750
  25,000,000............ March 22, 2002.......         1.73          24,903,889
                                                                    -----------
    Total Federal Home Loan Bank Discount Notes (Cost
     $219,323,024)................................................. 219,323,024
                                                                    -----------
    Total Investments: 100.0% (Cost $393,904,931*)................. 393,904,931
                                                                    ===========


              *Same cost is used for Federal income tax purposes.
                Weighted Average Maturity of Portfolio: 45 Days

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 Fund for Government Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS
 Securities at Amortized Cost..................................... $393,904,931
                                                                   ============
 Securities at Value (Note 1)..................................... $393,904,931
 Receivable for Securities Sold...................................   88,999,232
 Receivable for Shares Sold.......................................    2,849,875
 Interest Receivable..............................................        3,708
                                                                   ------------
  Total Assets....................................................  485,757,746
                                                                   ------------
LIABILITIES
 Investment Advisory Fee Payable..................................      197,105
 Administration Fee Payable.......................................       98,552
 Distributions Payable............................................        8,211
 Other Liability..................................................      735,941
 Payable for Shares Redeemed......................................       32,426
 Taxes Payable....................................................        3,624
                                                                   ------------
  Total Liabilities...............................................    1,075,859
                                                                   ------------
NET ASSETS........................................................ $484,681,887
                                                                   ============
Shares Outstanding................................................  484,681,887
                                                                   ============
Net Asset Value Per Share.........................................        $1.00
                                                                   ============

                       See Notes to Financial Statements.

                                                 Fund for Government Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001

Net Increase in Net Assets Resulting from Operations:
Interest Income (Note 1).................................           $20,285,963
                                                                    -----------
Expenses
 Investment Advisory Fee (Note 2)........................ 2,532,383
 Administrative Fee (Note 2)............................. 1,270,070   3,802,453
                                                          --------- -----------
Net Investment Income....................................           $16,483,510
                                                                    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 Fund for Government Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

                                                     2001            2000
                                                --------------  --------------
Net Increase in Net Assets Resulting from
 Operations and Declared as Dividends to
 Shareholders (Note 1)......................... $   16,483,510  $   27,729,148
                                                ==============  ==============
From Share Transactions:
 (at constant net asset value of $1)
 Net Proceeds from Sales of Shares............. $2,745,688,774  $4,716,223,309
 Reinvestment of Distributions.................     16,162,372      27,065,564
                                                --------------  --------------
  Total........................................  2,761,851,146   4,743,288,873
 Cost of Shares Redeemed....................... (2,832,880,563) (4,680,204,758)
                                                --------------  --------------
  Total Increase (Decrease) in Net Assets......    (71,029,417)     63,084,115
Net Assets--Beginning of Year..................    555,711,304     492,627,189
                                                --------------  --------------
Net Assets--End of Year........................ $  484,681,887  $  555,711,304
                                                ==============  ==============

                       See Notes to Financial Statements.

                                                 Fund for Government Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                      For the Years Ended December 31,
                                   -------------------------------------------
                                    2001     2000     1999     1998     1997
                                   -------  -------  -------  -------  -------
Per Share Operating Performance:
 Net Asset Value--Beginning of
  Year............................ $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   -------  -------  -------  -------  -------
 Income from Investment
  Operations:
  Net Investment Income...........    0.03     0.05     0.04     0.04     0.04
 Distributions to Shareholders:
  From Net Investment Income......   (0.03)   (0.05)   (0.04)   (0.04)   (0.04)
                                   -------  -------  -------  -------  -------
 Net Asset Value--End of Year..... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   =======  =======  =======  =======  =======
Total Investment Return...........    3.25%    5.27%    3.97%    4.34%    4.49%
Ratios to Average Net Assets:
 Expenses.........................    0.75%    0.75%    0.74%    0.74%    0.74%
 Net Investment Income............    3.25%    5.17%    3.90%    4.26%    4.40%
Supplementary Data:
 Number of Shares Outstanding at
  End of Year with a Net Asset
  Value of $1 (in thousands)...... 484,682  555,711  492,627  571,742  572,313

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 Fund for Government Investors
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

 Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. These estimates could be different from the actual results. The following is a summary of significant accounting policies, which the Fund consistently follows:

  (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

  (b) Investment income is recorded as earned.

  (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 Investment advisory and management services are provided by Money Management Advisers, Inc. (the "Adviser"), a subsidiary of FBR National Bank & Trust (the "Administrator"), under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser. The Adviser and the Administrator are wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc.

 FBR National Bank & Trust (formerly Rushmore Trust and Savings, FSB) provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. FBR National Bank & Trust is paid an administrative fee at an annual rate of 0.25% of average daily net assets of the Fund to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses. The Fund has a borrowing agreement with FBR National Bank & Trust to cover share redemptions. The Fund has also entered into an agreement with Custodial Trust Company. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. These credit facilities may be drawn upon for temporary purposes and are subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. At December 31, 2001, the Fund had outstanding borrowings of $745,522.

 On July 26, 2001, the Fund's Board of Trustees approved FBR Investment Services, Inc. ("FBRIS") (4922 Fairmont Avenue, Bethesda, Maryland 20814) as Distributor for the Fund effective September 4, 2001. FBRIS is also a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc.


-------------------------------------------------------------------------------

                                                 Fund for Government Investors
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Supplemental Information
(unaudited)

Information pertaining to the Trustees and Officers' of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (800) 622-1386.

                                       No. of                                     Other
         Name, Age          Term of   Funds in                                Trusteeships/
          Address          Office and Complex    Principal Occupation(s)    Directorships by
    Position with Trust      Tenure   Overseen     during past 5 years           Trustee
--------------------------------------------------------------------------------------------
  Webb C. Hayes, IV*, 53   Chairman,      6    Senior Managing Director,    Director of FBR
  1001 19th Street North   President           Friedman, Billings, Ramsey   Adviser, Inc.
  Arlington, VA 22209      and                 & Co., Inc. and head of the  Chairman and
  Chairman, President and  Trustee             Private Client Group since   Director of FBR
  Trustee                  since               1999. Vice Chairman, United  National Bank &
                           October             Bank 1997-1999. President    Trust
                           2001                and CEO, George Mason Bank,
                                               NA 1995-1997. Chairman and
                                               CEO, Palmer National
                                               Bancorp. 1984-1995.
--------------------------------------------------------------------------------------------
  Mitchell A. Johnson, 59  Trustee        6    President, MAJ Capital       None
  9 Island Avenue,         since               Management, Inc., a private
  #2007 Miami Beach, FL    October             investment firm, since June
  33139                    2001                1994. Portfolio Manager to
  Trustee                                      Senior Vice President of
                                               Corporate Finance at
                                               Student Loan Marketing
                                               Association 1973-1994.
--------------------------------------------------------------------------------------------
  Michael A. Willner, 45   Trustee       10    CEO AlphaGrip, Inc. January  None
  11521 Potomac Road       since               2001 to present; President,
  Lorton, VA 22079         June 1997           Catalyst Advisers, Inc.
  Trustee                                      from September 1996 to
                                               December 2000; President,
                                               Federal Filings, Inc. from
                                               1986 to 1995.
--------------------------------------------------------------------------------------------
  F. David Fowler, 68      Trustee       10    Retired, 1997. Dean, The     None
  9724 Beman Woods Way     since               George Washington
  Potomac, MD 20854        June 1997           University School of
  Trustee                                      Business and Public
                                               Management, 1992-1997;
                                               Partner, KPMG Peat Marwick
                                               from 1969 to 1992.
--------------------------------------------------------------------------------------------
  Louis T. Donatelli, 65   Trustee       10    Chairman of Donatelli and    None
  9490 River Road          since               Klein, Inc. since 2001
  Potomac, MD 20854        June 2001           (President 1973-2001).
  Trustee
--------------------------------------------------------------------------------------------
  Edward J. Karpowicz,     Vice          10    Vice President of FBR        None
  CPA*, 38                 President           National Bank & Trust since
  4922 Fairmont Avenue     and                 1997. Treasurer, Bankers
  Bethesda, MD 20814       Controller          Finance Investment
  Vice President           since 1997          Management Corp., August
  and Controller                               1993 to June 1997.
--------------------------------------------------------------------------------------------
  Stephenie E. Adams*, 32  Vice          10    Vice President, FBR          None
  4922 Fairmont Avenue     President           National Bank & Trust since
  Bethesda, MD 20814       and                 May 2000. Manager, Rushmore
  Vice President           Secretary           Trust and Savings, FSB
  and Secretary            since               since October 1999.
                           October             Manager, Fund
                           1995                Administration and
                                               Marketing, Rushmore
                                               Services, Inc., July 1994-
                                               October 1999.

*Interested person
Each Trustee will hold office until the Trust's next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

-------------------------------------------------------------------------------

                                                 Fund for Government Investors
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of Fund for Government Investors:

We have audited the accompanying statement of Assets and Liabilities of Fund for Government Investors (the Fund), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund for Government Investors as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
January 24, 2002

-------------------------------------------------------------------------------

                                              FUND FOR
                                              GOVERNMENT INVESTORS

                                              [RUSHMORE LOGO APPEARS HERE]
                                              ANNUAL REPORT














This report is not authorized for distribution to
prospective investors unless it is preceded or                 December 31, 2001
accompanied by a current prospectus.